UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — June 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|09

Semiannual report

Putnam VT Voyager Fund

Putnam Investments

Putnam VT Voyager Fund

Investment objective
Capital appreciation

Net asset value June 30, 2009

Class IA: $25.34	Class IB: $25.21

Performance summary

Total return at net asset value
(as of 6/30/09)‡	Class IA shares*	Class IB shares†

6 months	27.67%	27.53%

1 year	–9.94	–10.16

5 years	–1.13	–2.34
Annualized	–0.23	–0.47

10 years	–16.75	–18.64
Annualized	–1.82	–2.04

Life	515.84	492.06
Annualized	8.86	8.66

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Recent performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

The stock market was extremely volatile during the past six months. At the beginning of 2009, amid widespread instability of financial institutions and the credit markets, investors avoided risk-taking, which meant selling out of stocks and buying the safest investments available, particularly U.S. Treasuries. Since March, however, investors’ fears appear to have subsided and the equity markets have rallied significantly. For the six months ended June 30, 2009, Putnam VT Voyager Fund’s class IA shares returned 27.67% at net asset value.

Fund management uses a fundamental, bottom-up approach to investing, but is also mindful of global and cyclical trends. The portfolio is invested in what management considers attractively valued growth companies whose revenue is likely to remain stable even in tough economic times. In addition, the fund holds positions in companies that have strong growth potential but have been battered by macroeconomic conditions or a lack of favor in the market.

Stock selection was the largest contributor to the fund’s strong results. Over the six-month period, the fund had positive stock selection across every sector. The two best-performing sectors also represented overweight positions: the fund’s holdings in financial and consumer-cyclical companies, many of which were trading at severely depressed valuations, rallied and ultimately benefited returns.

Turning to specific holdings, Apple was one of the fund’s top performers during the period. The company has substantial market share in digital music players, helped in part by strong iPhone sales, and Apple continues to gain ground in the personal computer market. The stock rallied along with the market beginning in March. An overweight to insurance company Aflac also benefited the portfolio after the company reported net income rose by over 20% in the first quarter, helped by growth in its Japanese unit. AES Corporation, an international electric utility company, was another top contributor. The company makes relatively high use of leverage, and this was a characteristic that investors were particularly squeamish about early in the period. AES has several new projects already in the pipeline, and the stock performed well in the second quarter. The fund’s overweights to Weatherford International (an energy company) and Sirius XM Radio (the satellite radio firm) also proved beneficial.

Among the biggest detractors for the period was Nintendo, the Japanese video game hardware and software manufacturer. The company’s stock fared well early in the period, but as consumers cut spending on game equipment, it lost ground. Also among the detractors was Genzyme, the biotech company. During the period, the FDA rejected one of the company’s key new drugs, Lumizyme, a treatment for Pompe disease, citing problems with the manufacturing plant where the drug is made.

Looking ahead, management believes the volatile market environment lends itself to a range of stock-picking opportunities, whether the market goes up or down. Valuations are extremely attractive, given that inventory levels in a number of sectors appear low relative to consumer demand. Despite a weak economy in the first half of 2009, many companies beat earnings expectations, and management is optimistic about that trend continuing in the months ahead. Historically, management finds that the correlation between the steepness of an economic decline and the eventual rebound has been high, and it has positioned the fund to take advantage of that possibility.

Consider these risks before you invest: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

2 Putnam VT Voyager Fund

Your fund’s manager

Nicholas Thakore is Head of U.S. Large Cap Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT Voyager Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.35	$5.75	$3.86	$5.11

Ending value (after expenses)	$1,276.70	$1,275.30	$1,020.98	$1,019.74

Annualized expense ratio	0.77%	1.02%	0.77%	1.02%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Voyager Fund 3

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (2.3%)
Goodrich Corp.	48,154	$2,406,255

Lockheed Martin Corp.	38,500	3,105,025

Raytheon Co.	184,800	8,210,664

United Technologies Corp.	114,800	5,965,008

		19,686,952
Airlines (1.0%)
Continental Airlines, Inc. Class B † S	312,700	2,770,522

Delta Air Lines, Inc. †	441,000	2,553,390

Southwest Airlines Co.	102,900	692,517

UAL Corp. S	461,000	1,470,590

US Airways Group, Inc. † S	507,900	1,234,197

		8,721,216
Automotive (0.3%)
Honda Motor Co., Ltd. (Japan)	58,000	1,588,024

Navistar International Corp. †	20,800	906,880

		2,494,904
Banking (2.5%)
Bank of America Corp.	1,361,538	17,972,302

Regions Financial Corp.	599,246	2,420,954

Wells Fargo & Co.	50,400	1,222,704

		21,615,960
Beverage (0.5%)
Coca-Cola Co. (The) S	16,200	777,438

PepsiCo, Inc.	68,000	3,737,280

		4,514,718
Biotechnology (4.7%)
Amgen, Inc. †	346,900	18,364,886

Genzyme Corp. †	392,600	21,856,042

		40,220,928
Broadcasting (4.8%)
CBS Corp. Class B	1,537,982	10,642,835

Liberty Media Corp. Class A †	822,906	22,012,736

Liberty Media Corp. - Capital Ser. A †	513,722	6,966,070

Sirius XM Radio, Inc. † S	3,439,200	1,478,856

		41,100,497
Building materials (0.5%)
Owens Corning, Inc. †	320,000	4,089,600

		4,089,600
Cable television (2.6%)
Comcast Corp. Class A	63,700	923,013

DIRECTV Group, Inc. (The) † S	13,400	331,114

Time Warner Cable, Inc. S	655,625	20,763,644

		22,017,771
Chemicals (1.5%)
Dow Chemical Co. (The)	141,600	2,285,424

Monsanto Co.	81,100	6,028,974

Potash Corp. of Saskatchewan, Inc. (Canada)	18,700	1,740,035

W.R. Grace & Co. †	209,810	2,595,350

		12,649,783
Combined utilities (1.5%)
El Paso Corp.	1,347,800	12,440,194

		12,440,194
Commercial and consumer services (2.1%)
Alliance Data Systems Corp. † S	416,349	17,149,415

Companhia Brasileira de Meios de
Pagamento 144A (Brazil)	94,000	808,607

		17,958,022
Communications equipment (4.5%)
Cisco Systems, Inc. †	1,026,120	19,126,877

Corning, Inc.	63,400	1,018,204

JDS Uniphase Corp. †	212,700	1,216,644

4 Putnam VT Voyager Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Communications equipment cont.
Qualcomm, Inc.	336,000	$15,187,200

Research in Motion, Ltd. (Canada) † S	20,600	1,463,630

		38,012,555
Computers (5.2%)
Apple, Inc. †	230,100	32,773,143

EMC Corp. †	506,400	6,633,840

Hewlett-Packard Co.	40,300	1,557,595

Longtop Financial Technologies Ltd. ADR (China) † S	77,400	1,900,944

TomTom NV (Netherlands) †	130,514	1,588,453

		44,453,975
Conglomerates (1.1%)
Honeywell International, Inc.	93,000	2,920,200

Tyco International, Ltd.	170,700	4,434,786

Vivendi SA (France)	70,066	1,679,758

		9,034,744
Consumer finance (1.3%)
Mastercard, Inc. Class A S	66,700	11,159,577

		11,159,577
Consumer goods (1.1%)
Energizer Holdings, Inc. †	81,200	4,241,888

Estee Lauder Cos., Inc. (The) Class A	134,658	4,399,277

Newell Rubbermaid, Inc.	98,000	1,020,180

		9,661,345
Electronics (3.2%)
Broadcom Corp. Class A † S	62,900	1,559,291

Garmin, Ltd.	153,072	3,646,175

Integrated Device Technology, Inc. †	675,661	4,080,992

Micron Technology, Inc. † S	1,125,109	5,693,052

National Semiconductor Corp. S	123,060	1,544,403

Texas Instruments, Inc. S	483,600	10,300,680

		26,824,593
Energy (oil field) (2.0%)
Halliburton Co.	52,160	1,079,712

Smith International, Inc. S	100,000	2,575,000

Transocean, Ltd. (Switzerland) †	11,700	869,193

Weatherford International, Ltd. †	623,271	12,191,181

		16,715,086
Energy (other) (0.4%)
First Solar, Inc. †	18,920	3,067,310

		3,067,310
Financial (0.3%)
CIT Group, Inc.	270,712	582,031

CME Group, Inc.	2,900	902,219

Intercontinental Exchange, Inc. †	10,200	1,165,248

		2,649,498
Food (0.5%)
Kraft Foods, Inc. Class A	164,500	4,168,430

		4,168,430
Health-care services (3.3%)
AmerisourceBergen Corp.	78,400	1,390,816

Express Scripts, Inc. †	146,362	10,062,388

McKesson Corp.	126,100	5,548,400

Medco Health Solutions, Inc. †	73,200	3,338,652

Omnicare, Inc. S	88,200	2,272,032

WellPoint, Inc. †	99,100	5,043,199

		27,655,487
Homebuilding (0.3%)
D.R. Horton, Inc. S	148,800	1,392,768

Pulte Homes, Inc. S	152,200	1,343,926

		2,736,694
Insurance (4.0%)
ACE, Ltd. S	43,800	1,937,274

Aflac, Inc.	625,316	19,441,074

COMMON STOCKS (95.9%)* cont.	Shares	Value

Insurance cont.
Arch Capital Group, Ltd. †	42,200	$2,472,076

Assured Guaranty, Ltd. (Bermuda) S	162,000	2,005,560

RenaissanceRe Holdings, Ltd. S	65,235	3,036,037

Travelers Cos., Inc. (The)	40,200	1,649,808

XL Capital, Ltd. Class A	318,951	3,655,178

		34,197,007
Investment banking/Brokerage (2.2%)
Goldman Sachs Group, Inc. (The)	46,100	6,796,984

Morgan Stanley	128,360	3,659,544

State Street Corp.	180,300	8,510,160

		18,966,688
Lodging/Tourism (0.5%)
Wyndham Worldwide Corp.	338,501	4,102,632

		4,102,632
Machinery (0.2%)
Timken Co.	92,500	1,579,900

		1,579,900
Media (0.9%)
News Corp., Ltd. (The) Class A	201,000	1,831,110

Virgin Media, Inc.	652,688	6,102,633

		7,933,743
Medical technology (3.7%)
Baxter International, Inc.	142,300	7,536,208

Boston Scientific Corp. †	1,256,100	12,736,854

Covidien PLC (Ireland)	70,500	2,639,520

Hospira, Inc. †	136,100	5,242,572

Medtronic, Inc.	98,800	3,447,132

		31,602,286
Metals (1.8%)
Alcoa, Inc.	79,600	822,268

ArcelorMittal Class A
(NY Shares) (Luxembourg) S	115,953	3,835,725

Coeur d’Alene Mines Corp. † S	119,600	1,471,080

Freeport-McMoRan Copper & Gold, Inc. Class B S	52,360	2,623,760

Steel Dynamics, Inc.	90,700	1,336,011

Timminco, Ltd. (Canada) † S	150,857	159,740

United States Steel Corp.	52,400	1,872,776

Vale SA ADR (Brazil) S	114,900	2,025,687

Xstrata PLC (United Kingdom)	121,248	1,337,968

		15,485,015
Oil and gas (3.6%)
Anadarko Petroleum Corp.	73,800	3,349,782

Chevron Corp.	128,400	8,506,500

Newfield Exploration Co. †	203,900	6,661,413

Noble Energy, Inc.	41,800	2,464,946

Occidental Petroleum Corp.	91,100	5,995,291

Petroleo Brasileiro SA ADR (Brazil)	97,300	3,987,354

XTO Energy, Inc.	300	11,442

		30,976,728
Pharmaceuticals (5.8%)
Abbott Laboratories	260,600	12,258,624

Johnson & Johnson	45,100	2,561,680

Pfizer, Inc. S	991,600	14,874,000

Schering-Plough Corp.	50,000	1,256,000

Teva Pharmaceutical Industries, Ltd. ADR
(Israel) S	103,226	5,093,171

Wyeth	301,200	13,671,468

		49,714,943
Power producers (1.2%)
AES Corp. (The) †	911,461	10,582,062

		10,582,062

COMMON STOCKS (95.9%)* cont.	Shares	Value

Regional Bells (1.5%)
Qwest Communications International, Inc. S	3,031,053	$12,578,870

		12,578,870
Retail (6.1%)
CVS Caremark Corp.	806,249	25,695,156

GameStop Corp. †	218,600	4,811,386

Hanesbrands, Inc. †	66,200	993,662

Herbalife, Ltd. (Cayman Islands)	83,200	2,624,128

Macy’s, Inc. S	514,463	6,050,085

OfficeMax, Inc.	124,800	783,744

Urban Outfitters, Inc. † S	124,700	2,602,489

Wal-Mart Stores, Inc.	127,100	6,156,724

Walgreen Co.	67,400	1,981,560

		51,698,934
Schools (1.4%)
Apollo Group, Inc. Class A †	166,100	11,813,032

		11,813,032
Semiconductor (1.2%)
Atmel Corp. †	1,694,689	6,321,190

Himax Technologies, Inc. ADR (Taiwan)	178,984	671,190

Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	163,200	1,535,712

Teradyne, Inc. † S	241,300	1,655,318

		10,183,410
Software (5.3%)
Citrix Systems, Inc. † S	39,400	1,256,466

Electronic Arts, Inc. †	55,200	1,198,944

McAfee, Inc. † S	53,000	2,236,070

Microsoft Corp. S	1,170,900	27,832,293

Oracle Corp.	236,800	5,072,256

Parametric Technology Corp. †	158,250	1,849,943

Symantec Corp. †	187,716	2,920,861

UBISOFT Entertainment (France) †	127,217	3,112,551

		45,479,384
Technology services (0.9%)
Google, Inc. Class A †	2,061	868,897

Yahoo!, Inc. † S	406,100	6,359,526

		7,228,423
Telecommunications (3.4%)
Comverse Technology, Inc. †	427,000	3,650,850

EchoStar Corp. Class A † S	98,900	1,576,466

Level 3 Communications, Inc. †	796,378	1,202,531

Motorola, Inc.	1,526,900	10,123,356

Sprint Nextel Corp. †	381,200	1,833,572

Telefonica SA (Spain)	356,110	8,081,414

Vodafone Group PLC (United Kingdom)	982,661	1,900,497

Vodafone Group PLC ADR (United Kingdom)	44,000	857,560

		29,226,246
Telephone (0.1%)
Leap Wireless International, Inc. † S	30,537	1,005,583

		1,005,583
Textiles (0.1%)
Coach, Inc.	16,400	440,832

		440,832
Tobacco (2.8%)
Lorillard, Inc.	212,253	14,384,386

Philip Morris International, Inc.	214,240	9,345,149

		23,729,535
Toys (1.7%)
Nintendo Co., Ltd. ADR (Japan)	430,262	14,831,131

		14,831,131
Total common stocks (cost $689,773,448)		$817,006,223

Putnam VT Voyager Fund 5

INVESTMENT COMPANIES (2.7%)*		Shares	Value

iShares MSCI Emerging Markets Index Fund		123,200	$3,970,736

KKR Private Equity Investors LP (Unit) †		2,330,219	14,081,784

SPDR S&P Homebuilders ETF S		412,000	4,841,000

Total investment companies (cost $12,805,969)			$22,893,520

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Alliance Data Systems Corp. (Call)	Dec-09/$50.00	472,654	$908,299

Alliance Data Systems Corp. (Call)	Dec-09/50.00	209,990	404,231

Bank of America Corp. (Call)	Aug-09/12.00	857,066	1,605,028

Time Warner Cable, Inc. (Call)	Jan-10/32.50	345,400	1,239,810

Total purchased options outstanding (cost $3,883,775)			$4,157,368

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount		Value

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	$3,230,000		$2,228,700

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014		1,155,000	529,856

Total convertible bonds and notes (cost $2,204,747)			$2,758,556

SHORT-TERM INVESTMENTS (16.9%)*	Principal amount/shares		Value

Short-term investments held as collateral
for loaned securities with yields ranging
from 0.25% to 0.89% and due dates ranging
from July 1, 2009 to August 7, 2009 d		$135,319,007	$135,314,431

Putnam Money Market Liquidity Fund e		8,689,153	8,689,153

Total short-term investments (cost $144,003,584)		$144,003,584
Total investments (cost $852,671,523)		$990,819,251

* Percentages indicated are based on net assets of $851,524,026.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $2,245,857 have been designated as collateral for open options contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $20,442,894)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

British Pound	$1,942,372	$1,932,108	7/15/09	$(10,264)

Euro	13,221,506	13,267,265	7/15/09	45,759

Japanese Yen	5,219,654	5,243,521	7/15/09	23,867

Total				$59,362

WRITTEN OPTIONS
OUTSTANDING at 6/30/09			Expiration
(premiums received $1,884,823)		Contract	date/
(Unaudited)		amount	strike price	Value

Alliance Data Systems Corp. (Call)		$472,654	Dec-09/$60.00	$214,160

Alliance Data Systems Corp. (Call)		209,990	Dec-09/60.00	83,996

Bank of America Corp. (Call)		1,714,132	Aug-09/15.00	863,751

Time Warner Cable, Inc. (Call)		345,400	Jan-10/42.50	261,616

Time Warner Cable, Inc. (Put)		345,400	Jan-10/25.00	487,988

Total				$1,911,511

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$17,457	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	$(5,703)
		plus 40 bp)	common stocks

11,718	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	(34,214)
		plus 40 bp)	common stocks

9,204	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	47,085
		plus 40 bp)	common stocks

7,770	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	3,013

		plus 40 bp)	common stocks

9,204	6/11/10	(1 month USD-LIBOR-BBA	A basket (GSCBBCAR) of	80,653
		plus 40 bp)	common stocks

Total				$90,834

6 Putnam VT Voyager Fund

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$26,796,830	$1,337,968	$—

Capital goods	21,266,852	—	—

Communication
services	54,846,559	9,981,911	—

Conglomerates	7,354,986	1,679,758	—

Consumer cyclicals	115,498,121	1,588,024	—

Consumer staples	84,187,904	—	—

Energy	50,759,124	—	—

Financials	88,588,730	—	—

Health care	149,193,644	—	—

Technology	167,481,336	4,701,004	—

Transportation	8,721,216	—	—

Utilities and power	23,022,256	—	—

Total Common stocks	797,717,558	19,288,665	—

Convertible bonds
and notes	—	2,758,556	—

Investment Companies	8,811,736	14,081,784	—

Purchased options
outstanding	—	4,157,368	—

Short-term investments	8,689,153	135,314,431	—

Totals by level	$815,218,447	$175,600,804	—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(1,761,315)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 7

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, including $128,058,530
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $843,982,370)	$982,130,098

Affiliated issuers (identified cost $8,689,153) (Note 6)	8,689,153

Foreign currency (cost $3,033) (Note 1)	3,229

Dividends, interest and other receivables	1,200,040

Receivable for shares of the fund sold	27,608

Receivable for investments sold	21,079,652

Receivable for investor servicing fees (Note 2)	56,007

Unrealized appreciation on forward currency contracts (Note 1)	106,372

Unrealized appreciation on swap contracts (Note 1)	130,751

Total assets	1,013,422,910

Liabilities

Payable to custodian (Note 2)	45,555

Payable for investments purchased	21,578,213

Payable for shares of the fund repurchased	1,104,456

Payable for compensation of Manager (Note 2)	1,325,288

Payable for custodian fees (Note 2)	22,171

Payable for Trustee compensation and expenses (Note 2)	312,353

Payable for administrative services (Note 2)	2,564

Payable for distribution fees (Note 2)	40,790

Unrealized depreciation on forward currency contracts (Note 1)	47,010

Written options outstanding, at value (premiums received $1,884,823)
(Notes 1 and 3)	1,911,511

Unrealized depreciation on swap contracts (Note 1)	39,917

Collateral on securities loaned, at value (Note 1)	135,314,431

Other accrued expenses	154,625

Total liabilities	161,898,884

Net assets	$851,524,026

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,137,133,295

Undistributed net investment income (Note 1)	2,762,452

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,426,644,419)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	138,272,698

Total — Representing net assets applicable
to capital shares outstanding	$851,524,026
Computation of net asset value Class IA

Net Assets	$652,478,151

Number of shares outstanding	25,751,603

Net asset value, offering price and redemption
price per share (net assets divided by number of shares outstanding)	$25.34

Computation of net asset value Class IB

Net Assets	$199,045,875

Number of shares outstanding	7,895,091

Net asset value, offering price and redemption
price per share (net assets divided by number of shares outstanding)	$25.21

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Dividends (net of foreign tax of $107,127)	$6,043,902

Interest (including interest income of $4,315 from
investments in affiliated issuers) (Note 6)	545,635

Securities lending	92,671

Total investment income	6,682,208

Expenses

Compensation of Manager (Note 2)	2,454,883

Investor servicing fees (Note 2)	108,563

Custodian fees (Note 2)	23,164

Trustee compensation and expenses (Note 2)	29,708

Administrative services (Note 2)	22,073

Distribution fees — Class IB (Note 2)	212,288

Other	199,595

Total expenses	3,050,274
Expense reduction (Note 2)	(147,598)

Net expenses	2,902,676

Net investment income	3,779,532

Net realized gain on investments (Notes 1 and 3)	29,266,997

Net realized loss on futures contracts (Note 1)	(3,260,407)

Net realized gain on foreign currency transactions (Note 1)	1,358,629

Net realized loss on written options (Notes 1 and 3)	(861,506)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(790,248)

Net unrealized appreciation of investments, futures
contracts, swap contracts and written options during the period	155,171,650

Net gain on investments	180,885,115

Net increase in net assets resulting from operations	$184,664,647

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Voyager Fund

Statement of changes in net assets

	Putnam VT
	Voyager Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$3,779,532	$8,112,716

Net realized gain (loss) on investments
and foreign currency transactions	26,503,713	(142,361,566)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	154,381,402	(348,578,236)

Net increase (decrease) in net assets
resulting from operations	184,664,647	(482,827,086)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(7,505,225)	(2,552,395)

Class IB	(1,635,491)	—

Increase in capital from settlement
payment (Note 7)	—	38,969

Decrease from capital share transactions
(Note 4)	(58,240,867)	(274,034,618)

Total increase (decrease) in net assets	117,283,064	(759,375,130)

Net assets:

Beginning of period	734,240,962	1,493,616,092

End of period (including undistributed
net investment income of $2,762,452 and
$8,123,636, respectively)	$851,524,026	$734,240,962

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Voyager Fund (Class IA)

6/30/09†	$20.14	.12	5.37	5.49	(.29)	(.29)	—	$25.34	27.67*	$652,478	.38*	.54*	119.04*

12/31/08	31.99	.21 f	(11.98) i,k	(11.77)	(.08)	(.08)	— e,j	20.14	(36.87) k	566,749	.72 f	.80 f	118.99

12/31/07	30.25	.07 f	1.68	1.75	(.01)	(.01)	—	31.99	5.79	1,148,269	.67 f	.21 f	52.39

12/31/06	28.72	.02 f	1.62	1.64	(.11)	(.11)	—	30.25	5.71	1,438,858	.66 f	.08 f	62.27

12/31/05	27.37	.09 f,h	1.51	1.60	(.25)	(.25)	—	28.72	5.94 h	1,801,387	.63 f	.35 f,h	119.09

12/31/04	26.10	.21 f,g	1.18	1.39	(.12)	(.12)	—	27.37	5.34	2,357,097	.64 f	.81 f,g	48.94

Putnam VT Voyager Fund (Class IB)

6/30/09†	$19.98	.09	5.35	5.44	(.21)	(.21)	—	$25.21	27.53*	$199,046	.51*	.41*	119.04*

12/31/08	31.73	.14 f	(11.89) i,k	(11.75)	—	—	— e,j	19.98	(37.03) k	167,492	.97 f	.54 f	118.99

12/31/07	30.07	(.01) f	1.67	1.66	—	—	—	31.73	5.52	345,347	.92 f	(.04) f	52.39

12/31/06	28.55	(.05) f	1.60	1.55	(.03)	(.03)	—	30.07	5.43	421,488	.91 f	(.17) f	62.27

12/31/05	27.20	.02 f,h	1.51	1.53	(.18)	(.18)	—	28.55	5.69 h	485,323	.88 f	.08 f,h	119.09

12/31/04	25.96	.15 f,g	1.15	1.30	(.06)	(.06)	—	27.20	5.03	518,951	.89 f	.60 f,g	48.94

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts.

Percentage of average net assets

December 31, 2008	<0.01%

December 31, 2007	<0.01

December 31, 2006	<0.01

December 31, 2005	<0.01

December 31, 2004	<0.01

g Reflects a special dividend which amounted to $0.12 per share and 0.45% of average net assets.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation practices, which amounted to $0.02 per share and 0.08% of average net assets for class IA and class IB shares.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share.

j Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 7).

k Reflects a non-recurring litigation payment from Enron Corporation which amounted to $0.13 per share outstanding as of December 29, 2008. Without this payment, total returns for each class, for the year ended December 31, 2008 would have been -37.28% and -37.44% for class IA and class IB, respectively.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Voyager Fund

Notes to financial statements 6/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam VT Voyager Fund (the “fund”) is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing in stocks of large and midsize companies believed to have growth potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, August 7, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at

Putnam VT Voyager Fund 11

period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2009, the value of securities loaned amounted to $128,058,530. The fund received cash collateral of $135,314,431 which is pooled with collateral of other Putnam funds into 24 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2008, the fund had a capital loss carryover of $1,428,610,991 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration dates

$1,037,966,125	12/31/10

236,200,756	12/31/11

154,444,110	12/31/16

The aggregate identified cost on a tax basis is $876,540,003, resulting in gross unrealized appreciation and depreciation of $136,370,359 and $22,091,111, respectively, or net unrealized appreciation of $114,279,248.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At June 30, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 79.1% of the fund is owned by accounts of one group of insurance companies.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

12 Putnam VT Voyager Fund

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended June 30, 2009, Putnam Management did not waive any of its management fee from the fund.

Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended June 30, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”) and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended June 30, 2009, the fund’s expenses were reduced by $140 under the expense offset arrangements and by $147,458 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $600, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $863,196,641 and $886,772,670, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended June 30, 2009 are summarized as follows:

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	period	opened	exercised	expired	closed	at end of period

Putnam VT Voyager Fund	Contract amounts	USD	$—	4,421,814	$—	$—	(1,334,238)	3,087,576

	Premiums received		$—	$3,738,597	$—	$—	$(1,853,774)	$1,884,823

Note 4: Capital shares

At June 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Voyager Fund

Shares sold	30,773	$662,055	63,630	$1,546,350	262,129	$6,019,202	151,721	$3,738,509

Shares issued in connection with
reinvestment of distributions	385,674	7,505,225	91,484	2,552,395	84,434	1,635,491	—	—

Subtotal	416,447	8,167,280	155,114	4,098,745	346,563	7,654,693	151,721	3,738,509

Shares repurchased	(2,804,245)	(56,932,826)	(7,909,575)	(210,853,220)	(833,203)	(17,130,014)	(2,653,035)	(70,979,683)

Net decrease	(2,387,798)	$(48,765,546)	(7,754,461)	$(206,754,475)	(486,640)	$(9,475,321)	(2,501,314)	$(67,241,174)

Putnam VT Voyager Fund 13

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of June 30, 2009:

	Asset derivatives 6/30/09		Liability derivatives 6/30/09

	Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under Statement 133	liabilities location	Market value	liabilities location	Market value

Putnam VT Voyager Fund	Foreign exchange contracts	Receivables	$106,372	Payables	$47,010

	Equity contracts	Investments, Receivables	4,288,119	Payables	1,951,428

	Total		$4,394,491		$1,998,438

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (See Note 1).

	Derivatives not accounted for
	as hedging instruments under			Forward currency
Fund name	Statement 133	Options	Futures	contracts	Swaps	Total

Putnam VT Voyager Fund	Foreign exchange contracts	$—	$—	$1,336,868	$—	$1,336,868

	Equity contracts	3,852,403	(3,260,407)	—	—	591,996

	Total	$3,852,403	$(3,260,407)	$1,336,868	$—	$1,928,864

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (See Note 1).

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations

	Derivatives not accounted for
	as hedging instruments under			Forward currency
Fund name	Statement 133	Options	Futures	contracts	Swaps	Total

Putnam VT Voyager Fund	Foreign exchange contracts	$—	$—	$(806,005)	$—	$(806,005)

	Equity contracts	246,905	(668,661)	—	90,834	(330,922)

	Total	$246,905	$(668,661)	$(806,005)	$90,834	$(1,136,927)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,315 for the period ended June 30, 2009. During the period ended June 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $104,438,239 and $95,749,086, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the fund received a payment from Putnam Management of $38,969 related to restitution payment in connection with a distribution plan approved by the SEC. This amount is reported as Increase in capital from settlement payment line on the prior year Statement of changes in net assets.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

14 Putnam VT Voyager Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for yourf und represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset  levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing finan-cial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Putnam VT Voyager Fund 15

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual
	management fee	Total expenses
	(percentile rank)	(percentile rank)

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1 )fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance

16 Putnam VT Voyager Fund

of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that the fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer group for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely

Putnam VT Voyager Fund 17

on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee ratewouldbeslightlyhigherundertheproposedcontractattheseasset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

18 Putnam VT Voyager Fund

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under

Putnam VT Voyager Fund 19

the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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Putnam VT Voyager Fund 23

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Charles B. Curtis
Marketing Services	1-800-225-1581	Robert J. Darretta
Putnam Retail Management		Myra R. Drucker
One Post Office Square	Custodian	Paul L. Joskow
Boston, MA 02109	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
	Legal Counsel	Robert E. Patterson
	Ropes & Gray LLP	George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard Worley

This report has been prepared for the shareholders
of Putnam Variable Trust.	257893 8/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2009